Exhibit 32.1

LIBRA ALLIANCE CORPORATION

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Libra Alliance Corporation certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of Libra Alliance Corporation for the quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Libra Alliance Corporation.

Date: August 3, 2009	/s/ April L. Erickson April L. Erickson Principal Executive Officer Principal Financial Officer